                             [Cover-All Letterhead]


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, John W. Roblin, Chairman and Chief Executive Officer (principal executive officer) of Cover-All Technologies Inc., a Delaware corporation (the "Registrant"), certify that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John W. Roblin
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Name:    John W. Roblin
Date:    August 14, 2002